1Q2020
Supplemental Information
FURNISHED AS OF MAY 6, 2020 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2020, and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Investment Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Normalized FFO per share increased 4.4% over first quarter of 2019.
For the trailing twelve months ended March 31, 2020, same store cash NOI grew 2.4%.

•	Revenues increased 2.7% and revenue per average occupied square foot increased 2.8%.

•	Average occupancy was stable at 89.2%.
Predictive growth measures in the same store multi-tenant portfolio include:

•	Average in-place rent increases of 2.89%

•	Future annual contractual increases of 3.11% for leases commencing in the quarter

•	Weighted average cash leasing spreads of 4.4% on 289,000 square feet renewed:

◦	12% (<0% spread)

◦	6% (0-3%)

◦	51% (3-4%)

◦	31% (>4%)

•	Tenant retention of 84.0%
Portfolio leasing activity in the first quarter totaled 459,000 square feet related to 141 leases:

•	343,000 square feet of renewals

•	116,000 square feet of new and expansion leases
During the first quarter, the Company acquired seven medical office buildings for $102.0 million totaling 339,000 square feet. Each of these acquisitions expands an existing relationship or market presence and was acquired on or before March 13, 2020. Acquisitions included:

•	In Los Angeles, an 87,000 square foot building adjacent to AA- rated MemorialCare Health's Saddleback Medical Center for $42.0 million.

•	In Atlanta, a 65,000 square foot building adjacent to A rated Wellstar Health System's Kennestone Hospital for $12.0 million.

•	In Raleigh, a 16,000 square foot building adjacent to A2 rated WakeMed's North Hospital for $6.3 million.

•	In Colorado Springs, a 34,000 square foot off campus building near BBB+ rated CommonSpirit Health's St. Francis Medical Center for $8.2 million.

•	In Denver, three buildings totaling 137,000 square feet adjacent to AA rated UCHealth's Highlands Ranch Hospital for $33.5 million.
In February, the first lease commenced at the Company's 151,000 square foot development on the campus of AA+ rated UW Medicine's Valley Medical Center in Seattle. The medical office building is currently 60% leased.
On March 18, 2020, the Company issued $300 million of Senior Notes due March 2030 with a coupon rate of 2.40%.
Net debt to adjusted EBITDA was 5.3 times at the end of the quarter.

A dividend of $0.30 per share was declared for the first quarter. Dividends paid totaled $40.4 million, which equaled 74.2% of normalized FFO and 88.7% of FAD.

OTHER ITEMS OF NOTE

General and administrative expense increased in the first quarter of 2020 over the fourth quarter of 2019 by approximately $0.9 million due to customary increases in payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.8 million is not expected to recur in subsequent quarters.
In May 2019, the Company entered into a $150 million unsecured term loan due 2026 with a delayed draw feature that was extended through May 2020.  The Company expects to draw the $150 million term loan at the end of May and the credit spread will be 50 basis points higher than has been paid to carry this balance on the revolver during the delayed draw period.
On March 18, 2020, the Company issued $300 million of unsecured senior notes due 2030. The notes were issued at an effective rate of 2.71%. As compared to the Company's line of credit effective rate of 1.89%, the Company expects additional interest expense of approximately $0.6 million per quarter.
As of March 31, 2020, the Company's cash balance was $103.4 million. In April 2020, the Company reduced its cash balance to approximately $50 million and paid down its unsecured credit facility.
The Company added disclosures to its March 31, 2020 Form 10-Q regarding the impact of COVID-19. In addition, the Company provided a business update furnished as Exhibit 99.3 to the Form 8-K on May 6, 2020, which provides additional information.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF MARCH 31, 2020

Properties

$4.4B invested in 212 properties
15.8M SF owned in 25 states
12.0M SF managed by Healthcare Realty
93.9% medical office and outpatient
87.8% on/adjacent to hospital campuses
2.4% same store cash NOI growth (TTM)

Capitalization

$5.5B enterprise value as of 4/30/20
$4.0B market capitalization as of 4/30/20
134.9M shares outstanding as of 4/30/20
$0.30 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
29.2% net debt to enterprise value at 3/31/20
5.3x net debt to adjusted EBITDA

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2020, the Company owned 212 real estate properties in 25 states totaling 15.8 million square feet and was valued at approximately $5.3 billion. The Company provided leasing and property management services to 12.0 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Real estate properties
Land	$319,882	$289,751	$267,803	$247,772	$230,206
Buildings, improvements and lease intangibles	4,126,046	3,986,326	3,915,308	3,845,546	3,757,260
Personal property	10,783	10,538	10,899	10,804	10,739
Construction in progress	—	48,731	44,041	36,996	40,326
Land held for development	24,647	24,647	24,647	24,647	24,647
Total real estate properties	4,481,358	4,359,993	4,262,698	4,165,765	4,063,178
Less accumulated depreciation and amortization	(1,164,462)	(1,121,102)	(1,106,387)	(1,064,408)	(1,035,800)
Total real estate properties, net	3,316,896	3,238,891	3,156,311	3,101,357	3,027,378
Cash and cash equivalents	103,370	657	11,809	7,617	11,313
Assets held for sale, net	20	37	5,289	6,615	10,568
Operating lease right-of-use assets	125,040	126,177	126,711	127,326	128,141
Financing lease right-of-use assets	12,615	12,667	9,063	9,095	9,259
Other assets	189,708	185,426	181,975	176,537	175,864
Total assets	$3,747,649	$3,563,855	$3,491,158	$3,428,547	$3,362,523

LIABILITIES AND STOCKHOLDERS' EQUITY
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Liabilities
Notes and bonds payable	$1,644,454	$1,414,069	$1,443,919	$1,442,758	$1,343,110
Accounts payable and accrued liabilities	64,574	78,517	75,094	60,394	61,519
Liabilities of properties held for sale	74	145	300	511	633
Operating lease liabilities	91,093	91,574	91,356	91,056	91,044
Financing lease liabilities	17,953	18,037	14,305	14,216	14,294
Other liabilities	70,073	61,504	61,023	50,168	46,144
Total liabilities	1,888,221	1,663,846	1,685,997	1,659,103	1,556,744
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,349	1,347	1,314	1,292	1,292
Additional paid-in capital	3,494,123	3,485,003	3,379,572	3,305,344	3,302,814
Accumulated other comprehensive loss	(19,777)	(6,175)	(8,470)	(6,189)	(1,611)
Cumulative net income attributable to common stockholders	1,131,619	1,127,304	1,100,094	1,097,494	1,093,010
Cumulative dividends	(2,747,886)	(2,707,470)	(2,667,349)	(2,628,497)	(2,589,726)
Total stockholders' equity	1,859,428	1,900,009	1,805,161	1,769,444	1,805,779
Total liabilities and stockholders' equity	$3,747,649	$3,563,855	$3,491,158	$3,428,547	$3,362,523

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Revenues
Rental income	$122,644	$119,438	$117,740	$114,351	$110,696	$111,149	$111,452	$109,566
Other operating	2,163	2,086	2,059	1,966	1,961	2,019	2,010	2,068
	124,807	121,524	119,799	116,317	112,657	113,168	113,462	111,634
Expenses
Property operating	49,552	46,214	46,777	44,286	42,725	42,815	44,135	41,737
General and administrative [1]	8,766	7,669	10,802	7,845	8,510	8,534	8,504	8,373
Acquisition and pursuit costs [2]	750	515	501	422	305	200	141	120
Depreciation and amortization	47,497	46,134	45,137	43,926	42,662	42,437	42,061	40,130
Bad debts, net of recoveries [3]	—	—	—	—	—	18	(62)	104
	106,565	100,532	103,217	96,479	94,202	94,004	94,779	90,464
Other income (expense)
Gain (loss) on sales of real estate properties	(49)	20,036	200	4,849	15	10,787	1,288	29,590
Interest expense	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)
Impairment of real estate assets	—	(7)	—	(5,610)	—	—	—	—
Interest and other income (expense), net	82	5	—	(743)	9	(35)	41	38
	(13,927)	6,218	(13,981)	(15,354)	(13,564)	(2,850)	(12,135)	16,559
Net income	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729

1
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses in the third quarter of 2019 for the acceleration of his outstanding restricted stock awards and associated taxes.

2	Includes third party and travel costs related to the pursuit of acquisitions and developments.

3	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net income	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729
(Gain) loss on sales of real estate assets	49	(20,036)	(200)	(4,849)	(15)	(10,787)	(1,288)	(29,590)
Impairments of real estate assets	—	7	—	5,610	—	—	—	—
Real estate depreciation and amortization	48,611	47,042	45,926	44,682	43,383	43,380	42,723	40,747
FFO	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907	$47,983	$48,886
Acquisition and pursuit costs [3]	750	515	501	422	305	200	141	120
Lease intangible amortization [4]	745	4	5	54	84	—	—	—
Accelerated stock awards [5]	—	—	2,854	—	—	—	70	—
Debt financing costs	—	—	—	760	—	—	—	—
Normalized FFO	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107	$48,194	$49,006
Non-real estate depreciation and amortization	823	838	838	829	763	790	845	829
Non-cash interest expense amortization [6]	746	731	727	707	702	649	661	652
Provision for bad debt, net	(83)	124	(32)	150	(75)	18	(62)	104
Straight-line rent income, net	(660)	(781)	(379)	(1)	(270)	(302)	(413)	(683)
Stock-based compensation	2,599	2,133	2,375	2,372	2,639	2,601	2,605	2,593
Normalized FFO adjusted for non-cash items	57,895	57,787	55,216	55,220	52,407	52,863	51,830	52,501
2nd generation TI	(6,040)	(12,126)	(6,114)	(6,124)	(4,326)	(10,367)	(6,950)	(7,755)
Leasing commissions paid	(2,824)	(4,970)	(2,697)	(2,315)	(1,347)	(2,182)	(1,139)	(1,947)
Capital expenditures	(3,470)	(5,159)	(3,543)	(4,993)	(3,462)	(2,817)	(6,229)	(7,117)
FAD	$45,561	$35,532	$42,862	$41,788	$43,272	$37,497	$37,512	$35,682
Dividends paid	$40,416	$40,121	$38,852	$38,771	$37,614	$37,571	$37,570	$37,569
FFO per common share - diluted	$0.40	$0.41	$0.37	$0.39	$0.39	$0.39	$0.39	$0.39
Normalized FFO per common share - diluted	$0.41	$0.41	$0.40	$0.40	$0.39	$0.40	$0.39	$0.40
FFO weighted average common shares outstanding - diluted [7]	133,980	133,125	129,015	128,279	124,928	124,240	124,192	123,983

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

6	Includes the amortization of deferred financing costs, discounts and premiums.

7	Diluted weighted average common shares outstanding for the three months ended March 31, 2020 includes the dilutive effect of nonvested share-based awards outstanding of 830,024.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Acquisitions [1]	$102,030	$107,408	$78,681	$102,225	$93,000
Re/development [1]	6,916	7,028	7,359	6,916	7,281
1st gen. TI & acquisition capex [2]	2,731	8,184	3,793	4,934	2,887

MAINTENANCE CAPITAL EXPENDITURES
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
$ Spent
2nd generation TI	$6,040	$12,126	$6,114	$6,124	$4,326
Leasing commissions paid	2,824	4,970	2,697	2,315	1,347
Capital expenditures	3,470	5,159	3,543	4,993	3,462
	$12,334	$22,255	$12,354	$13,432	$9,135
% of Cash NOI
2nd generation TI	8.0%	16.2%	8.4%	8.5%	6.2%
Leasing commissions paid	3.8%	6.7%	3.7%	3.2%	1.9%
Capital expenditures	4.6%	6.9%	4.9%	6.9%	5.0%
	16.4%	29.8%	17.0%	18.6%	13.1%

LEASING COMMITMENTS
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Renewals
Square feet	342,614	381,561	756,211	366,524	575,195
2nd generation TI/square foot/lease year	$1.65	$3.15	$2.12	$1.75	$2.12
Leasing commissions/square foot/lease year	$0.80	$0.91	$0.86	$0.43	$0.60
WALT (in months) [3]	46.3	56.6	55.0	53.0	46.3

New leases
Square feet	97,305	117,274	95,948	123,918	78,947
2nd generation TI/square foot/lease year	$4.07	$5.06	$4.79	$5.18	$5.06
Leasing commissions/square foot/lease year	$1.06	$1.60	$1.29	$1.05	$0.91
WALT (in months) [3]	75.3	69.0	74.3	60.7	59.6

All
Square feet	439,919	498,835	852,159	490,442	654,142
2nd generation TI/square foot/lease year	$2.41	$3.67	$2.51	$2.71	$2.56
Leasing commissions/square foot/lease year	$0.88	$1.10	$0.92	$0.60	$0.64
Leasing commitments as a % of annual net rent	14.9%	21.0%	14.0%	15.7%	14.4%
WALT (in months) [3]	52.7	59.5	57.2	55.0	47.9

1	Acquisitions exclude the first quarter of 2020 purchase of land previously ground leased totaling $1.6 million.

2	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

3	WALT = weighted average lease term.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2020
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$2,398	$250,000	$248,647	37	3.75%	3.95%
Senior notes due May 2025 [2]	2,469	250,000	248,584	61	3.88%	4.08%
Senior notes due January 2028	2,775	300,000	295,768	93	3.63%	3.84%
Senior notes due March 2030 [3]	279	300,000	296,211	120	2.40%	2.71%
Total senior notes outstanding	$7,921	$1,100,000	$1,089,210	80	3.38%	3.61%
$700 million unsecured credit facility due May 2023	1,880	215,000	215,000	38	LIBOR + 0.90%	1.89%
$200 million unsecured term loan facility due May 2024 [4]	1,703	200,000	199,069	50	LIBOR + 1.00%	3.20%
$150 million unsecured term loan facility due June 2026 [5]	—	—	—	74	LIBOR + 1.60%	NA
Mortgage notes payable, net	1,649	141,325	141,175	54	4.76%	4.70%
Total outstanding notes and bonds payable	$13,153	$1,656,325	$1,644,454	69	3.28%	3.43%
Interest cost capitalization	(421)
Unsecured credit facility fee and deferred financing costs	991
Financing lease right-of-use assets	237
Total quarterly consolidated interest expense	$13,960

DEBT MATURITIES SCHEDULE AS OF MARCH 31, 2020
	PRINCIPAL PAYMENTS					WEIGHTED AVERAGE RATE
	CREDIT FACILITY	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2020				$16,249	$16,249	6.09%	—%	6.09%
2021				17,996	17,996	5.52%	—%	5.52%
2022				13,396	13,396	3.84%	—%	3.84%
2023	$215,000		$250,000	30,665	495,665	4.23%	2.89%	2.97%
2024		$200,000		26,419	226,419	4.51%	3.20%	3.36%
2025			250,000	2,411	252,411	5.30%	3.88%	3.89%
2026				25,214	25,214	3.97%	—%	3.97%
2027				785	785	6.38%	—%	6.38%
2028			300,000	380	300,380	6.63%	3.63%	3.63%
Thereafter			300,000	7,810	307,810	6.85%	2.40%	2.51%
Total	$215,000	$200,000	$1,100,000	$141,325	$1,656,325	4.76%	3.14%	3.28%
Weighted average rate	1.89%	3.20%	3.38%	4.76%	3.28%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

4	The effective interest rate includes the impact of interest rate swaps on $175.0 million at a weighted average rate of 2.29% (plus the applicable margin rate, currently 100 basis points).

5
As of March 31, 2020, there are no outstanding loans under the $150 million unsecured term loan due June 2026. This term loan has a delayed draw feature that allows the Company up to May 29, 2020 to draw against the commitments.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED MARCH 31, 2020 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio [3]	Total debt/total capital	Not greater than 60%	35.7%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.0%
Unencumbered leverage ratio [3]	Unsecured debt/unsecured real estate	Not greater than 60%	37.5%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.3x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.8x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	0.9%

Senior Notes due 2030 [4]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	35.7%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.0%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	279.3%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.9x

Other Senior Notes [5]
Incurrence of total debt [3]	Total debt/total assets	Not greater than 60%	37.0%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.2%
Maintenance of total unsecured assets [3]	Unencumbered assets/unsecured debt	Not less than 150%	270.4%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.8x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.3x
Net debt to enterprise value [7]	Net Debt/enterprise value	Not required	29.2%

1	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

2
As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.

3	As of March 31, 2020, the Company had cash of $103.4 million. These financial covenant results would improve if the Company used this cash to repay the credit facility.

4	The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.

5	The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

6	Adjusted EBITDA is based on the current quarter results, annualized. See page 26 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

7	Based on the closing price of $27.93 on March 31, 2020 and 134,932,206 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Los Angeles, CA	MOB	0.14	MemorialCare Health	1/3/2020	$42,000	86,986	79%	5.3%
Atlanta, GA	MOB	0.10	Wellstar Health System	2/13/2020	11,965	64,624	94%	5.6%
Raleigh, NC	MOB	0.04	WakeMed Health	2/25/2020	6,325	15,964	100%	6.7%
Colorado Springs, CO	MOB	1.60	None	3/9/2020	8,240	34,210	100%	6.5%
Denver, CO [3]	MOB	0.24	UCHealth	3/13/2020	33,500	136,994	94%	6.1%
Total [4]					$102,030	338,778	91%	5.8%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2016	$241,939	$45,343	$287,282	$94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
2019	381,314	28,584	409,898	54,860
YTD 2020	102,030	6,916	108,946	—
Average (2016-2019)	265,468	35,450	300,917	92,734
% of Total	88.2%	11.8%	100.0%

1	MOB = Medical office building

2	For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price.

3	Includes three properties.

4	Total excludes the first quarter of 2020 purchase of land previously ground leased totaling $1.6 million.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 13

Investment Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
MARKET	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	BUDGET	FUNDINGS THRU 3/31/20	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Development
Seattle, WA	0.00	UW Medicine	151,031	$64,120	$54,127	$9,993	60%	$617	7.0%
Redevelopment
Memphis, TN [1]	0.26	Baptist Memorial	110,883	27,800	10,169	17,631	90%	489	7.6%
Total			261,914	$91,920	$64,296	$27,624	73%	$1,106

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED % [2]
MARKET	INITIAL OCCUPANCY	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Development
Seattle, WA
Cash NOI		$111	$386	$617	$617	$621	$633	$633
Average occupancy	Q1 2020	10%	40%	60%	60%	60%	60%	60%
Redevelopment
Memphis, TN
Cash NOI		—	—	—	$42	$306	$489	$489
Average occupancy	Q4 2019	44%	44%	44%	44%	67%	90%	90%
Total Cash NOI		$111	$386	$617	$659	$927	$1,122	$1,122

1	The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.

2	Does not reflect the impact of capitalized interest that will be reduced at lease commencement.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 93.9%		NON-MOB 6.1%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$519,494	25	2,073,198		156,245	145,365	2,374,808	15.0%
Seattle, WA	15	646,333	26	1,456,720	67,510			1,524,230	9.6%
Nashville, TN	36	202,499	6	766,523			108,691	875,214	5.5%
Charlotte, NC	22	181,215	16	860,735				860,735	5.4%
Los Angeles, CA	2	294,037	15	796,783		63,000		859,783	5.4%
Denver, CO	19	186,257	12	694,362			93,869	788,231	5.0%
Houston, TX	5	149,040	9	563,760			57,170	620,930	3.9%
Atlanta, GA	9	228,692	10	588,641	19,732			608,373	3.8%
Richmond, VA	44	149,459	7	548,801				548,801	3.5%
Des Moines, IA	87	139,527	7	197,994	181,961		152,655	532,610	3.4%
Indianapolis, IN	33	119,775	4	526,194				526,194	3.3%
Memphis, TN	43	98,161	7	515,876				515,876	3.3%
Washington, DC	6	150,528	6	507,336				507,336	3.2%
San Antonio, TX	24	95,739	6	473,673				473,673	3.0%
Oklahoma City, OK	41	126,326	4	180,049	200,000			380,049	2.4%
Austin, TX	30	108,004	5	375,333				375,333	2.4%
Chicago, IL	3	93,582	3	352,800				352,800	2.2%
Honolulu, HI	56	144,187	3	298,427				298,427	1.9%
San Francisco, CA	12	122,190	3	286,270				286,270	1.8%
Colorado Springs, CO	79	62,677	4	275,434				275,434	1.7%
Miami, FL	7	59,470	4	241,980				241,980	1.5%
Other (16 markets)		563,795	30	1,510,657	322,482	186,000		2,019,139	12.8%
Total		$4,440,987	212	14,091,546	791,685	405,245	557,750	15,846,226	100.0%
Number of properties				193	11	3	5	212
% of square feet				88.9%	5.0%	2.6%	3.5%	100.0%
Investment [1]				$3,842,048	$238,937	$221,496	$138,506	$4,440,987
Quarterly cash NOI				$63,490	$4,961	$5,487	$1,457	$75,395
% of cash NOI				84.2%	6.6%	7.3%	1.9%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	204	198	14	212
Square feet	14,883,231	14,649,296	1,196,930	15,846,226
% of square feet	93.9%	92.4%	7.6%	100.0%
Occupancy %	86.2%	85.7%	100.0%	86.8%
Investment [1]	$4,080,985	$3,980,554	$460,433	$4,440,987
Quarterly cash NOI	$68,451	$64,947	$10,448	$75,395
% of cash NOI	90.8%	86.1%	13.9%	100.0%

1	Excludes assets held for sale, land held for development, construction in progress, Memphis Redevelopment and corporate property.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ASSOCIATED 94.8% [2]			OFF CAMPUS		% OF TOTAL MOB
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]		TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	280,941	163,188	—	2,278,385	15.3%
Ascension Health	4	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.3%
CommonSpirit Health [6]	3	BBB+/Baa1	807,182	311,310	95,486	—	1,213,978	8.2%
Atrium Health	29	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.4%
Tenet Healthcare	7	B/B2	570,264	67,790	—	—	638,054	4.3%
UW Medicine (Seattle)	49	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	4.1%
Bon Secours Mercy Health	78	A+/A1	548,801	—	—	—	548,801	3.7%
Wellstar Health System	84	A/A2	476,054	64,624	—	—	540,678	3.6%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.5%
Baptist Memorial Health Care	95	BBB+/--	424,306	—	39,345	52,225	515,876	3.5%
UCHealth	68	AA/Aa3	150,291	298,093	33,850	—	482,234	3.2%
HCA	2	BB+/Ba2	177,340	167,017	—	78,305	422,662	2.8%
Trinity Health	6	AA-/Aa3	267,952	73,331	—	—	341,283	2.3%
Providence St. Joseph Health	5	AA-/Aa3	176,854	129,181	—	—	306,035	2.1%
Hawaii Pacific Health	195	--/A1	173,502	—	—	124,925	298,427	2.0%
Inova Health System	76	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Medstar Health	39	A/A2	241,739	—	—	—	241,739	1.6%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.6%
Overlake Health System	339	A/A2	191,051	39,659	—	—	230,710	1.6%
MultiCare Health System	110	AA-/Aa3	154,452	63,039	—	—	217,491	1.5%
Memorial Hermann	43	A+/A1	—	206,090	—	—	206,090	1.4%
Mercy (St. Louis)	37	AA-/Aa3	—	—	200,000	—	200,000	1.3%
Other (23 credit rated systems)			907,321	962,796	146,689	—	2,016,806	13.6%
Subtotal - credit rated [7]			9,750,132	3,218,807	1,036,237	380,998	14,386,174	96.7%
Non-credit rated			102,555	—	—	394,502	497,057	3.3%
Total			9,852,687	3,218,807	1,036,237	775,500	14,883,231	100.0%
% of total			66.2%	21.6%	7.0%	5.2%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 88.7% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

			# OF ASSOCIATED PROPERTIES		LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING		# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	24	152	929,826	156,245	1,086,071	7.9%	8.3%
Atrium Health	29	AA-/Aa3	16	78	633,065	—	633,065	4.6%	4.2%
CommonSpirit Health [3]	3	BBB+/Baa1	17	73	566,525	—	566,525	4.1%	4.0%
Mercy (St. Louis)	37	AA-/Aa3	2	2	200,000	186,000	386,000	2.8%	3.8%
Indiana University Health	26	AA/Aa2	4	62	440,507	—	440,507	3.2%	2.8%
Ascension Health	4	AA+/Aa2	11	68	389,657	—	389,657	2.8%	2.7%
WellStar Health System	84	A/A2	8	51	347,821	—	347,821	2.5%	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	9	27	230,152	—	230,152	1.7%	1.8%
Bon Secours Mercy Health	78	A+/A1	7	59	276,541	—	276,541	2.0%	1.7%
Proliance Surgeons	-	–	7	18	146,539	—	146,539	1.1%	1.6%
UCHealth	68	AA/Aa3	8	14	221,718	—	221,718	1.6%	1.4%
Baptist Memorial Health Care	95	BBB+/--	7	25	193,187	—	193,187	1.4%	1.4%
Medstar Health	39	A/A2	3	53	151,463	—	151,463	1.1%	1.3%
Tenet Healthcare	7	B/B2	10	31	111,991	63,000	174,991	1.3%	1.1%
Trinity Health	6	AA-/Aa3	3	31	165,250	—	165,250	1.2%	1.0%
USPI [4]	-	–	6	11	124,590	—	124,590	0.9%	1.0%
Providence St. Joseph Health	5	AA-/Aa3	6	22	100,739	—	100,739	0.7%	1.0%
Eating Recovery Center	-	B-/Caa1	4	7	104,193	—	104,193	0.8%	1.0%
Hawaii Pacific Health	195	--/A1	3	35	91,072	—	91,072	0.7%	0.9%
MultiCare Health System	110	AA-/Aa3	4	18	128,978	—	128,978	0.9%	0.9%
DaVita	-	BB/Ba2	11	13	115,646	—	115,646	0.8%	0.9%
Inova Health	76	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.9%
Labcorp of America	-	BBB/Baa2	22	24	175,012	—	175,012	1.3%	0.8%
Memorial Hermann	43	A+/A1	2	2	99,874	—	99,874	0.7%	0.6%
HCA	2	BB+/Ba2	6	14	82,236	—	82,236	0.6%	0.6%
Kaiser Permanente	1	AA-/--	3	9	101,830	—	101,830	0.7%	0.6%
Overlake Health System	339	A/A2	2	8	73,676	—	73,676	0.5%	0.6%
Allina Health	58	AA-/Aa3	2	9	76,929	—	76,929	0.6%	0.6%
Advocate Aurora Health Care	14	AA/Aa3	2	10	58,027	—	58,027	0.4%	0.5%
Cedars-Sinai Health	66	--/Aa3	1	14	47,661	—	47,661	0.3%	0.5%
Total				950	6,475,238	405,245	6,880,483	49.9%	50.7%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

4	As of December 31, 2019, USPI is approximately 95% owned by Tenet Health.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
On campus	66.2%	67.4%	68.4%	68.9%	70.0%	69.3%
Adjacent to campus [3]	21.6%	20.2%	19.3%	18.7%	17.9%	18.3%
Total on/adjacent	87.8%	87.6%	87.7%	87.6%	87.9%	87.6%
Off campus - anchored by health system [4]	7.0%	7.2%	6.7%	7.3%	7.6%	7.8%
Off campus	5.2%	5.2%	5.6%	5.1%	4.5%	4.6%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	123	9,852,687	66.2%	66.2%	On campus	7,667,107	89.4%
0.00	250 yards	32	1,907,746	12.8%	79.0%	Adjacent [3]	128,717	1.5%
250 yards	0.25 miles	24	1,311,061	8.8%	87.8%		120,036	1.4%
0.25 miles	0.50	4	286,818	1.9%	89.7%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	1.9%	91.6%		—	—%
1.00	2.00	6	553,656	3.7%	95.3%		319,446	3.7%
2.00	5.00	7	352,316	2.4%	97.7%		13,818	0.2%
5.00	10.00	3	205,631	1.4%	99.1%		205,631	2.4%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		204	14,883,231	100.0%			8,579,680	100.0%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2020	583	2,148,104	17.1%	1	83,318	7.0%	584	2,231,422	16.2%	15.7%
2021	540	1,821,260	14.5%	—	—	—%	540	1,821,260	13.2%	12.9%
2022	499	1,740,012	13.9%	1	58,285	4.9%	500	1,798,297	13.1%	13.1%
2023	373	1,594,065	12.7%	—	—	—%	373	1,594,065	11.6%	11.9%
2024	418	1,888,577	15.0%	1	63,000	5.2%	419	1,951,577	14.2%	13.5%
2025	191	957,141	7.6%	2	91,561	7.6%	193	1,048,702	7.6%	7.7%
2026	117	469,493	3.7%	—	—	—%	117	469,493	3.4%	3.0%
2027	92	409,445	3.3%	2	342,245	28.6%	94	751,690	5.5%	7.8%
2028	98	555,694	4.4%	2	235,419	19.7%	100	791,113	5.8%	5.9%
2029	105	612,343	4.9%	3	165,342	13.8%	108	777,685	5.7%	5.5%
Thereafter	84	359,475	2.9%	2	157,760	13.2%	86	517,235	3.7%	3.0%
Total leased	3,100	12,555,609	85.7%	14	1,196,930	100.0%	3,114	13,752,539	86.8%	100.0%
Total building		14,649,296	100.0%		1,196,930	100.0%		15,846,226	100.0%
WALTR (months) [3]		42.3			84.0			46.0
WALT (months) [3]		86.7			165.5			93.6

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,666	—	>100,000	41.7%	6,602,108	146,714	45
2,501 - 5,000	759	—	<100,000 and >75,000	25.6%	4,055,599	86,289	47
5,001 - 7,500	247	—	<75,000 and >50,000	17.4%	2,763,848	62,815	44
7,501 - 10,000	146	—	<50,000 and >25,000	13.0%	2,060,730	38,162	54
10,001 +	282	14	<25,000	2.3%	363,941	16,543	22
Total Leases	3,100	14	Total	100.0%	15,846,226	74,746	212

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,050 square feet.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Multi-tenant
Investment	$3,248,042	$3,240,598	$3,004,110	$2,946,524	$2,894,291	$2,897,873
Number of properties	157	157	149	147	150	151
Total building square feet	12,243,069	12,243,069	11,675,944	11,533,207	11,432,246	11,490,212
Period end % occupied	87.9%	88.3%	87.6%	88.3%	88.1%	88.6%
Single-tenant
Investment	$460,433	$460,415	$461,845	$461,794	$463,261	$471,319
Number of properties	14	14	14	14	14	14
Total building square feet	1,196,930	1,196,930	1,252,198	1,252,198	1,252,198	1,307,713
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,708,475	$3,701,013	$3,465,955	$3,408,318	$3,357,552	$3,369,192
Number of properties	171	171	163	161	164	165
Total building square feet	13,439,999	13,439,999	12,928,142	12,785,405	12,684,444	12,797,925
Period end % occupied	89.0%	89.3%	88.8%	89.5%	89.3%	89.8%

PROPERTIES NOT IN SAME STORE
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Acquisitions [2]
Investment	$606,061	$500,063	$637,827	$574,793	$520,418	$437,835
Number of properties	31	24	30	27	24	22
Total building square feet	1,826,029	1,487,251	1,935,189	1,803,890	1,648,552	1,381,323
Period end % occupied	86.9%	86.1%	90.1%	91.1%	91.0%	92.5%
Development completions
Investment	53,669	—	—	$29,798	$29,388	$29,375
Number of properties	1	—	—	1	1	1
Total building square feet	151,031	—	—	99,957	99,957	99,957
Period end % occupied	20.2%	—%	—%	41.8%	41.8%	38.4%
% leased	60.0%	—%	—%	44.9%	41.8%	41.8%
Reposition [3]
Investment	$72,782	$71,007	$84,728	$85,713	$85,342	$74,415
Number of properties	9	9	11	12	12	11
Total building square feet	429,167	429,167	567,252	577,390	577,390	519,424
Period end % occupied	41.9%	41.9%	36.0%	38.7%	39.1%	35.7%

TOTAL PROPERTIES
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Investment	$4,440,987	$4,272,083	$4,188,510	$4,098,622	$3,992,700	$3,910,817
Number of properties	212	204	204	201	201	199
Total building square feet	15,846,226	15,356,417	15,430,583	15,266,642	15,010,343	14,798,629
Period end % occupied	86.8%	87.7%	87.0%	87.4%	87.2%	87.8%

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2019	204	13,462,442	15,356,417	87.7%	171	12,001,733	13,439,999	89.3%
Portfolio activity
Acquisitions	7	308,685	338,778	91.1%	NA	NA	NA	NA
Re/development completions	1	30,445	151,031	20.2%	—	—	—	—%
Dispositions [1]	—	—	—	—%	—	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	—	—	—	—%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	212	13,801,572	15,846,226	87.1%	171	12,001,733	13,439,999	89.3%
Leasing activity
New leases/expansions	NA	115,665	NA	NA	NA	85,098	NA	NA
Move-outs/contractions	NA	(164,698)	NA	NA	NA	(130,823)	NA	NA
Net absorption	NA	(49,033)	NA	NA	NA	(45,725)	NA	NA
Ending March 31, 2020	212	13,752,539	15,846,226	86.8%	171	11,956,008	13,439,999	89.0%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2019	201	13,093,955	15,010,343	87.2%	164	11,325,522	12,684,444	89.3%
Portfolio activity
Acquisitions	21	911,894	1,012,770	90.0%	NA	NA	NA	NA
Re/development completions	1	62,447	191,309	32.6%	—	32,002	40,278	79.5%
Dispositions [1]	(11)	(244,413)	(368,196)	66.4%	(8)	(209,719)	(219,973)	95.3%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	14	810,159	835,293	97.0%
Development completions	NA	NA	NA	NA	1	41,790	99,957	41.8%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	212	13,823,883	15,846,226	87.2%	171	11,999,754	13,439,999	89.3%
Leasing activity
New leases/expansions	NA	499,514	NA	NA	NA	395,004	NA	NA
Move-outs/contractions	NA	(570,858)	NA	NA	NA	(438,750)	NA	NA
Net absorption	NA	(71,344)	NA	NA	NA	(43,746)	NA	NA
Ending March 31, 2020	212	13,752,539	15,846,226	86.8%	171	11,956,008	13,439,999	89.0%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Average in-place contractual increases
Multi-tenant	2.89%	2.90%	2.93%	2.91%	2.91%	2.91%	2.88%	2.84%
Single-tenant	2.10%	2.10%	2.12%	2.43%	2.46%	2.45%	2.42%	2.13%
	2.79%	2.80%	2.82%	2.84%	2.85%	2.84%	2.82%	2.73%
Multi-tenant renewals
Cash leasing spreads	4.4%	4.2%	3.3%	5.0%	3.3%	(0.5%)	3.8%	6.4%
Tenant retention rate	84.0%	86.6%	90.2%	87.4%	85.5%	82.6%	87.0%	84.4%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.42%	2.47%	1.87%	49.77%	2.01%	8.48%
Fixed	2.99%	93.20%	2.65%	20.71%	2.98%	83.99%
Non-annual increase (annualized)
CPI	1.85%	0.71%	0.50%	2.61%	1.38%	0.95%
Fixed	1.31%	2.53%	2.25%	26.91%	1.88%	5.63%
No increase
Term > 1 year	—%	1.09%	—%	—%	—%	0.95%
Total [2]	2.89%	100.00%	2.10%	100.00%	2.79%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	51.1%	88.5%	54.8%
Physician and other	48.9%	11.5%	45.2%

Lease structure
Gross	12.1%	—%	10.9%
Modified gross	28.8%	—%	25.9%
Net	59.1%	—%	53.1%
Absolute net [3]	—%	100.0%	10.1%

Ownership type
Ground lease	63.9%	10.5%	59.2%
Fee simple	36.1%	89.5%	40.8%

1
Excludes recently acquired or disposed properties, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	TTM 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Multi-tenant
Revenues	$386,081	$97,479	$96,403	$96,662	$95,537	$376,432	$94,391	$94,671	$94,713	$92,657
Expenses	155,637	39,498	38,354	39,612	38,173	151,752	37,640	37,950	39,026	37,136
Cash NOI	$230,444	$57,981	$58,049	$57,050	$57,364	$224,680	$56,751	$56,721	$55,687	$55,521
Revenue per occ SF [2]	$35.79	$36.16	$35.73	$35.79	$35.39	$34.82	$34.94	$34.96	$35.00	$34.30
Margin	59.7%	59.5%	60.2%	59.0%	60.0%	59.7%	60.1%	59.9%	58.8%	59.9%
Average occupancy	88.1%	88.1%	88.2%	88.2%	88.2%	88.3%	88.3%	88.5%	88.4%	88.3%
Number of properties	157	157	157	157	157	157	157	157	157	157
Single-tenant
Revenues	$44,077	$11,064	$11,026	$11,019	$10,968	$42,535	$10,670	$10,635	$10,652	$10,578
Expenses	2,467	615	601	643	608	1,643	399	381	429	434
Cash NOI	$41,610	$10,449	$10,425	$10,376	$10,360	$40,892	$10,271	$10,254	$10,223	$10,144
Revenue per occ SF [2]	$36.82	$36.97	$36.85	$36.82	$36.65	$35.59	$35.66	$35.54	$35.60	$35.53
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	99.8%	100.0%	100.0%	100.0%	99.5%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$430,158	$108,543	$107,429	$107,681	$106,505	$418,967	$105,061	$105,306	$105,365	$103,235
Expenses	158,104	40,113	38,955	40,255	38,781	153,395	38,039	38,331	39,455	37,570
Cash NOI	$272,054	$68,430	$68,474	$67,426	$67,724	$265,572	$67,022	$66,975	$65,910	$65,665
Revenue per occ SF [2]	$35.89	$36.24	$35.84	$35.89	$35.51	$34.90	$35.01	$35.01	$35.06	$34.42
Margin	63.2%	63.0%	63.7%	62.6%	63.6%	63.4%	63.8%	63.6%	62.6%	63.6%
Average occupancy	89.2%	89.1%	89.2%	89.3%	89.3%	89.3%	89.3%	89.5%	89.4%	89.3%
Number of properties	171	171	171	171	171	171	171	171	171	171

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Multi-tenant
Revenue per occ SF [2]	2.8%	3.5%	2.2%	2.2%	3.2%
Avg occupancy (bps)	-20	-20	-30	-20	-10
Revenues	2.6%	3.3%	1.8%	2.1%	3.1%
Expenses	2.6%	4.9%	1.1%	1.5%	2.8%
Cash NOI	2.6%	2.2%	2.3%	2.4%	3.3%
Single-tenant
Cash NOI	1.8%	1.7%	1.7%	1.5%	2.1%
Total
Revenues	2.7%	3.3%	2.0%	2.2%	3.2%
Cash NOI	2.4%	2.1%	2.2%	2.3%	3.1%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net income	$4,315	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729
Other income (expense)	13,927	(6,218)	13,981	15,354	13,564	2,850	12,135	(16,559)
General and administrative expense	8,766	7,669	10,802	7,845	8,510	8,534	8,504	8,373
Depreciation and amortization expense	47,497	46,134	45,137	43,926	42,662	42,437	42,061	40,130
Other expenses [1]	3,365	2,200	2,079	1,965	1,768	1,693	1,457	1,540
Straight-line rent expense	375	378	383	387	391	394	398	399
Straight-line rent revenue	(1,043)	(1,167)	(770)	(395)	(668)	(682)	(802)	(1,074)
Other revenue [2]	(2,004)	(1,430)	(1,726)	(1,447)	(1,468)	(1,523)	(1,288)	(1,382)
Cash NOI	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156
Acquisitions/development completions	(6,489)	(5,632)	(4,013)	(3,154)	(1,287)	(1,067)	(1,089)	(400)
Dispositions/other	(40)	(433)	(819)	(885)	(1,074)	(1,756)	(1,634)	(2,625)
Same store cash NOI and reposition	68,669	68,711	67,655	68,080	67,289	67,194	66,290	66,131
Reposition	(239)	(237)	(229)	(356)	(267)	(219)	(380)	(466)
Same store cash NOI	$68,430	$68,474	$67,426	$67,724	$67,022	$66,975	$65,910	$65,665

TOP DOWN RECONCILIATION
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Property operating before rent concessions	$112,022	$108,029	$106,319	$103,245	$99,607	$99,877	$99,976	$97,185
Rent concessions	(874)	(493)	(514)	(427)	(625)	(700)	(609)	(766)
Property operating	111,148	107,536	105,805	102,818	98,982	99,177	99,367	96,419
Single-tenant net lease	10,453	10,735	11,165	11,138	11,046	11,290	11,283	12,073
Straight-line rent revenue	1,043	1,167	770	395	668	682	802	1,074
Rental income	122,644	119,438	117,740	114,351	110,696	111,149	111,452	109,566
Property lease guaranty income	—	—	—	—	128	187	168	146
Parking income	2,051	1,982	1,935	1,870	1,734	1,733	1,752	1,819
Exclude straight-line rent revenue	(1,043)	(1,167)	(770)	(395)	(668)	(682)	(802)	(1,074)
Exclude other non-cash revenue [3]	(1,892)	(1,326)	(1,601)	(1,350)	(1,369)	(1,423)	(1,198)	(1,279)
Revenue	121,760	118,927	117,304	114,476	110,521	110,964	111,372	109,178
Property operating expense	(49,552)	(46,214)	(46,777)	(44,286)	(42,725)	(42,815)	(44,135)	(41,737)
Exclude non-cash expenses [4]	2,990	2,063	1,960	1,929	1,854	1,868	1,776	1,715
Cash NOI	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156
Acquisitions/development completions	(6,489)	(5,632)	(4,013)	(3,154)	(1,287)	(1,067)	(1,089)	(400)
Dispositions/other	(40)	(433)	(819)	(885)	(1,074)	(1,756)	(1,634)	(2,625)
Same store cash NOI and reposition	68,669	68,711	67,655	68,080	67,289	67,194	66,290	66,131
Reposition	(239)	(237)	(229)	(356)	(267)	(219)	(380)	(466)
Same store cash NOI	$68,430	$68,474	$67,426	$67,724	$67,022	$66,975	$65,910	$65,665

1	Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 3/31/2020 - CASH NOI
	TTM 2020	TTM 2019	% CHANGE
Same store cash NOI	$272,054	$265,572	2.4%
Reposition	1,061	1,332	(20.3%)
	$273,115	$266,904	2.3%
Acquisitions/development completions	19,288	3,843	402.0%
Dispositions/other	2,177	7,089	(69.3%)
Cash NOI	$294,580	$277,836	6.0%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Cash NOI	$75,198	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156
General and administrative expense	(8,766)	(7,669)	(10,802)	(7,845)	(8,510)	(8,534)	(8,504)	(8,373)
Straight-line rent	1,043	1,167	770	395	668	682	802	1,074
Interest and other income (expense), net	82	5	—	(743)	9	(35)	41	38
Management fees and other income	112	103	124	96	99	99	90	103
Bad debts, net of recoveries	—	—	—	—	—	(18)	62	(104)
Other non-cash revenue [1]	1,892	1,326	1,601	1,350	1,369	1,423	1,198	1,279
Other non-cash expenses [2]	(2,990)	(2,063)	(1,960)	(1,929)	(1,854)	(1,868)	(1,776)	(1,715)
Debt Covenant EBITDA	$66,571	$67,645	$62,220	$63,443	$61,431	$61,766	$60,926	$61,458
Interest expense	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)
Acquisition and pursuit costs	(750)	(515)	(501)	(422)	(305)	(200)	(141)	(120)
Leasing commission amortization [3]	1,893	1,667	1,547	1,505	1,404	1,415	1,319	1,258
Depreciation expense of unconsolidated JVs [4]	80	80	80	80	80	80	80	80
Lease intangible amortization [5]	—	—	—	—	—	238	108	108
Non-real estate depreciation and amortization	(859)	(838)	(838)	(829)	(763)	(790)	(845)	(829)
FFO	$52,975	$54,223	$48,327	$49,927	$48,259	$48,907	$47,983	$48,886
Acquisition and pursuit costs	750	515	501	422	305	200	141	120
Lease intangible amortization	745	4	5	54	84	—	—	—
Accelerated amortization of restricted stock awards [6]	—	—	2,854	—	—	—	70	—
Debt financing costs	—	—	—	760	—	—	—	—
Normalized FFO	$54,470	$54,742	$51,687	$51,163	$48,648	$49,107	$48,194	$49,006

1	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

2	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

3	Leasing commission amortization is included in the real estate depreciation and amortization add back for FFO.

4
The Company has two unconsolidated joint ventures whose earnings are recorded in Interest and other income (expense), net on the Condensed Consolidated Statements of Income. The depreciation expense incurred related to these properties is included in real estate deprecation and amortization add back for FFO.

5	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

6
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	1Q 2020	4Q 2019	3Q 2019	2Q 2019
Net income	$38,610	$4,315	$27,210	$2,601	$4,484
Interest expense	55,807	13,960	13,816	14,181	13,850
Depreciation and amortization	182,694	47,497	46,134	45,137	43,926
EBITDA	$277,111	$65,772	$87,160	$61,919	$62,260
Other amortization [1]	6,933	1,973	1,747	1,628	1,585
Gain on sales of real estate properties	(25,036)	49	(20,036)	(200)	(4,849)
Impairments on real estate assets	5,617	—	7	—	5,610
EBITDAre [2]	$264,625	$67,794	$68,878	$63,347	$64,606

EBITDA	$277,111	$65,772	$87,160	$61,919	$62,260
Acquisition and pursuit costs	2,188	750	515	501	422
Gain on sales of real estate properties	(25,036)	49	(20,036)	(200)	(4,849)
Impairments on real estate assets	5,617	—	7	—	5,610
Debt Covenant EBITDA	$259,880	$66,571	$67,646	$62,220	$63,443
Other amortization [1]	6,933	1,973	1,747	1,628	1,585
Lease intangible amortization	808	745	4	5	54
Timing impact [3]	3,012	737	349	902	1,024
Stock based compensation	12,234	2,598	2,133	5,131	2,372
Adjusted EBITDA	$282,867	$72,624	$71,879	$69,886	$68,478

1	Includes leasing commission amortization and depreciation expense of unconsolidated JVs.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	1Q 2020
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$61,925	$6,178	$465	$2,236	$70,804	$283,216	91.1%
Inpatient/Surgical	5,487	—	—	—	5,487	21,948	7.0%
Office	1,018	439	—	—	1,457	5,828	1.9%
Total Cash NOI	$68,430	$6,617	$465	$2,236	$77,748	$310,992	100.0%

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$24,647	As of May 1, 2020		134,932,261
Memphis Redevelopment	10,169
Construction in progress	—
	$34,816

OTHER ASSETS
Reposition properties (net book value) [3]	8,594
Cash and other assets [5]	210,965
	$219,559

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$215,000		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan	200,000	As of 5/1/20	$27.97	5.92%
Senior notes	1,100,000
Mortgage notes payable	141,325	1Q 2020 high	$37.92	4.72%
Other liabilities [6]	76,279	1Q 2020 low	$24.72	6.46%
	$1,732,604

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2	Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.

3
Reposition properties includes 9 properties which comprise 429,167 square feet. The NOI table above includes 7 of these properties comprising 321,556 square feet that have generated positive NOI totaling approximately $0.5 million. The remaining 2 properties, comprising 107,611 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $8.6 million in the other assets table above.

4	Timing adjustments include current quarter acquisitions as well as a development conversion adjustment of $2.2 million to reflect full quarterly stabilized NOI from a recently completed development.

5
Includes cash of $103.4 million, prepaid assets of $56.3 million, accounts receivable of $14.6 million, and prepaid ground leases of $24.8 million. In addition, includes the Company's occupied portion of its corporate headquarters of $11.9 million.

6
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $64.6 million, security deposits of $8.9 million, and deferred operating expense reimbursements of $2.8 million.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 27

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

The Company provided its expectations for the full year of 2020 in February. These expectations have been revised to reflect the estimated impact of the COVID-19 pandemic.

SAME STORE RANGE OF 2020 EXPECTATIONS
	PRE COVID-19		ACTUAL	COVID-19 ADJUSTED [1]
	LOW	HIGH	Q1 2020	LOW	HIGH
TTM Average Occupancy
Multi-tenant	88.0%	89.0%	88.1%	87.0%	88.0%
Single-tenant	100.0%	100.0%	100.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$35.50	$36.50	$35.79	$35.50	$36.50
Single-tenant	$36.75	$37.50	$36.82	$36.75	$37.50
TTM Multi-tenant cash NOI margin	59.5%	60.5%	59.7%	59.5%	60.0%
Multi-tenant cash leasing spreads	3.0%	4.0%	4.4%	—%	3.0%
Multi-tenant lease retention rate	75.0%	90.0%	84.0%	75.0%	90.0%
TTM cash NOI growth
Multi-tenant	2.4%	3.3%	2.6%	2.1%	2.7%
Single-tenant	1.7%	2.5%	1.8%	1.7%	2.5%
Total	2.3%	3.2%	2.4%	2.0%	2.7%

ANNUAL RANGE OF 2020 EXPECTATIONS
	LOW	HIGH	2020	LOW	HIGH
Normalized G&A	$33,000	$34,000	$8,766	$32,000	$33,000
Straight-line rent, net [2]	1,500	3,000	660	1,500	3,000
Funding activity
Acquisitions	250,000	350,000	102,030	102,030	300,000
Dispositions	(25,000)	(75,000)	—	—	(100,000)
Re/development	30,000	50,000	6,916	30,000	45,000
1st generation TI and acq. cap. ex.	20,000	25,000	2,731	18,000	23,000
2nd generation TI	28,000	34,000	6,040	26,000	32,000
Leasing commissions paid	8,000	12,000	2,824	7,000	11,000
Capital expenditures	17,000	21,000	3,470	15,000	20,000
Cash yield
Acquisitions	5.0%	5.8%	5.8%	5.0%	5.8%
Dispositions	5.5%	6.5%	—%	5.0%	7.0%
Re/development (stabilized)	6.0%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	31.5%	33.5%	35.7%	32.0%	36.0%
Net debt to adjusted EBITDA	5.0x	5.5x	5.3x	5.0x	5.5x

1
COVID-19 Adjusted represents the Company's estimate of full year 2020 results. The ultimate rent deferral accounting method selected could impact quarterly TTM results for the second and third quarters of 2020. The current COVID-19 rent deferral agreements provide for the repayment of deferral amounts before year-end of 2020, and as such the accounting method, when selected, is not expected to impact the full year 2020 results.

2	This guidance range is based on current in-place leases. Straight-line rent, net was $1.4 million for the year ended December 31, 2019, with a quarterly range of $0.0 million to $0.8 million.

HEALTHCARE REALTY	1Q 2020 SUPPLEMENTAL INFORMATION 28